CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : February 1998

Beginning of the Month Principal Receivables :                                                                  10,061,736,517.10
                                                                                                                -----------------
Beginning of the Month Finance Charge Receivables :                                                                324,534,089.18
                                                                                                                -----------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                                -----------------
Beginning of the Month Total Receivables :                                                                      10,386,270,606.28
                                                                                                                -----------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                                -----------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                                -----------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                                -----------------
Additional Principal Receivables :                                                                                           0.00
                                                                                                                -----------------
Additional Finance Charge Receivables :                                                                                      0.00
                                                                                                                -----------------
Additional Total Receivables :                                                                                               0.00
                                                                                                                -----------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                                -----------------

End of the Month Principal Receivables :                                                                         9,641,177,574.43
                                                                                                                -----------------
End of the Month Finance Charge Receivables :                                                                      308,922,090.58
                                                                                                                -----------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                                -----------------
End of the Month Total Receivables :                                                                             9,950,099,665.01
                                                                                                                -----------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                                -----------------
Adjusted Invested Amount of all Master Trust Series                                                              8,941,460,137.62
                                                                                                                -----------------

End of the Month Seller Percentage                                                                                      7.257593%
                                                                                                                -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : February 1998                                                               ACCOUNTS               RECEIVABLES

End of the Month Delinquencies :

        30 - 59 Days Delinquent                                                                     139,322        232,982,574.10
                                                                                         -------------------    -----------------
        60 - 89 Days Delinquent                                                                      87,311        146,685,420.63
                                                                                         -------------------    -----------------
        90 + Days Delinquent                                                                        186,959        305,950,292.61
                                                                                         -------------------    -----------------

        Total 30 + Days Delinquent                                                                  413,592        685,618,287.34
                                                                                         -------------------    -----------------

        Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          6.89%
                                                                                                                -----------------

Defaulted Accounts During the Month                                                                  47,575         68,141,687.26
                                                                                         -------------------    -----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        8.13%
                                                                                                                -----------------

Total Collections and Gross Payment Rate                                                    1,089,546,912.94               10.49%
                                                                                         -------------------    -----------------

Collections of Principal Receivables and Principal Payment Rate                               901,883,119.55                8.96%
                                                                                         -------------------    -----------------

        Prior Month Billed Finance Charge and Fees                                            167,981,671.04
                                                                                         -------------------
        Amortized AMF Income                                                                    9,282,202.30
                                                                                         -------------------
        Interchange Collected                                                                   5,396,774.78
                                                                                         -------------------
        Recoveries of Charged Off Accounts                                                      8,235,954.51
                                                                                         -------------------
        Collections of Discounted Receivables                                                           0.00
                                                                                         -------------------

Collections of Finance Charge Receivables and Annualized Yield                                190,896,602.63               22.77%
                                                                                         -------------------    -----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : February 1998

Beginning Unamortized AMF Balance                                                                                   45,572,920.46
                                                                                                                -----------------
      + AMF Slug for Added Accounts                                                               129,670.35
                                                                                         -------------------
      + AMF Collections                                                                         6,049,393.06
                                                                                         -------------------
      - Amortized AMF Income                                                                    9,282,202.30
                                                                                         -------------------
Ending Unamortized AMF Balance                                                                                      42,469,781.57
                                                                                                                -----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)

MONTHLY PERIOD : FEBRUARY 1998

Gross Principal Payment Rate                                                                           8.96%
                                                                                         -------------------

May 17, 1994   3% Discount of Addition                                                                              50,184,973.92
                                                                                                                -----------------
        Total Discounted Receivables Collections as of Beginning of Month                      50,184,973.92
                                                                                         -------------------
        Collections of Discounted Receivables Current Month                                             0.00
                                                                                         -------------------
Discounted Receivables to be Collected                                                                                       0.00
                                                                                                                -----------------





                                            /s/ Douglas C.H. Adamson
                                            -----------------------------------
                                            Douglas C.H. Adamson
                                            Securitization Manager

                                                                    Page 8 of 35